EXECUTION VERSION [[6137969]] GUARANTEE AGREEMENT made by BOOZ ALLEN HAMILTON HOLDING CORPORATION, and the Subsidiary Guarantors party hereto in favor of BANK OF AMERICA, N.A., as Administrative Agent Dated as of July 27, 2023

[[6137969]] TABLE OF CONTENTS Page SECTION 1. DEFINED TERMS ............................................................................................................. 1 1.1 Definitions .......................................................................................................................... 1 1.2 Other Definitional Provisions ............................................................................................. 2 SECTION 2. GUARANTEE .................................................................................................................... 3 2.1 Guarantee ............................................................................................................................ 3 2.2 Right of Contribution .......................................................................................................... 3 2.3 No Subrogation ................................................................................................................... 4 2.4 Amendments, etc. with respect to the Borrower Obligations ............................................. 4 2.5 Guarantee Absolute and Unconditional .............................................................................. 4 2.6 Reinstatement ...................................................................................................................... 5 2.7 Payments ............................................................................................................................. 5 SECTION 3. [RESERVED] ..................................................................................................................... 5 SECTION 4. REPRESENTATIONS AND WARRANTIES ................................................................... 5 4.1 Representations in Credit Agreement ................................................................................. 5 SECTION 5. COVENANTS .................................................................................................................... 6 5.1 Covenants in Credit Agreement .......................................................................................... 6 SECTION 6. [RESERVED] ..................................................................................................................... 6 SECTION 7. [RESERVED] ..................................................................................................................... 6 SECTION 8. MISCELLANEOUS ........................................................................................................... 6 8.1 Amendments in Writing ...................................................................................................... 6 8.2 Notices ................................................................................................................................ 6 8.3 No Waiver by Course of Conduct; Cumulative Remedies ................................................. 6 8.4 [Reserved] ........................................................................................................................... 7 8.5 Successors and Assigns ...................................................................................................... 7 8.6 Set-Off ................................................................................................................................ 7 8.7 Counterparts ........................................................................................................................ 7 8.8 Severability ......................................................................................................................... 7 8.9 Section Headings ................................................................................................................ 7 8.10 Integration ........................................................................................................................... 7 8.11 GOVERNING LAW ......................................................................................................... 7 8.12 Submission To Jurisdiction; Waivers ................................................................................. 8 8.13 Acknowledgements ............................................................................................................. 8 8.14 Additional Guarantors ......................................................................................................... 9 8.15 Releases .............................................................................................................................. 9 8.16 WAIVER OF JURY TRIAL ............................................................................................... 9

ii [[6137969]] SCHEDULES Schedule 1 Notice Addresses ANNEXES Annex I Assumption Agreement Annex II Appointment and Agreement

[[6137969]] GUARANTEE AGREEMENT GUARANTEE AGREEMENT, dated as of July 27, 2023, made by each of the signatories hereto, in favor of Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 31, 2012 (as amended, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Booz Allen Hamilton Inc., a Delaware corporation (the “Borrower”), the Lenders and Bank of America, N.A., as Administrative Agent and Issuing Lender. W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor (as defined below); WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been or will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses; WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and WHEREAS, it is a condition precedent to the obligation of the Lenders to continue to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Administrative Agent and the other Guaranteed Parties; NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to continue to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Administrative Agent, for the benefit of the Guaranteed Parties, as follows: SECTION 1. DEFINED TERMS 1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. (a) The following terms shall have the following meanings: “Agreement”: this Guarantee Agreement, as the same may be amended, waived, supplemented or otherwise modified from time to time. “Borrower”: as defined in the preamble hereto.

2 [[6137969]] “Borrower Cash Management Obligations”: to the extent that the Borrower so agrees in the applicable agreements therefor, the collective reference to all obligations and liabilities of the Borrower and any other Guarantor (including, to the extent that such agreements so provide and without limitation, interest accruing at the then applicable rate provided in the Specified Cash Management Arrangement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or the applicable Guarantor, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Cash Management Arrangement was entered into) (each, a “Cash Management Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Cash Management Arrangement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, to the extent that such agreements so provide and without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower or the applicable Guarantor, as the case may be, pursuant to the terms of any Specified Cash Management Arrangement) so long as the relevant Cash Management Provider executes and delivers to the Administrative Agent a letter agreement (a) in substantially the form of Annex II or (b) otherwise in form and substance reasonably acceptable to the Administrative Agent pursuant to which, unless the Administrative Agent agrees otherwise, the relevant Cash Management Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Cash Management Arrangement and (ii) agrees to be bound by the provisions of Sections 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement. “Borrower Credit Agreement Obligations”: the collective reference to the unpaid principal of and interest on the Loans (including, for the avoidance of doubt, any New Loans and any Extended Loans), the Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to the Administrative Agent or any other Guaranteed Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the other Guaranteed Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). “Borrower Hedge Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower and any other Guarantor (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or the applicable Guarantor, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Hedge Agreement was entered into) (each, a “Hedge Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or

3 [[6137969]] otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower or the applicable Guarantor, as the case may be, pursuant to the terms of any Specified Hedge Agreement) so long as, unless the Administrative Agent agrees otherwise, the relevant Hedge Provider executes and delivers to the Administrative Agent a letter agreement (a) in substantially the form of Annex II or (b) otherwise in form and substance reasonably acceptable to the Administrative Agent pursuant to which the relevant Hedge Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Hedge Agreement and (ii) agrees to be bound by the provisions of Section 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement. “Borrower Obligations”: the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations and (iii) the Borrower Cash Management Obligations, but, as to clauses (ii) and (iii) hereof, only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are guaranteed pursuant hereto. With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation. If an Excluded Borrower Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only with respect to the portion thereof that is attributable to swaps for which such guarantee is or becomes illegal. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Guaranteed Parties”: collectively, the Lenders, the Administrative Agent, any Issuing Lender, any other holder from time to time of any of the Borrower Obligations and, in each case, their respective successors and permitted assigns. “Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Guaranteed Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of the obligation (the “Excluded Guarantor Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Guarantor Obligation. If an Excluded Guarantor Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only with respect to the portion thereof that is attributable to swaps for which such guarantee is or becomes illegal. “Guarantors”: the collective reference to Holdings and the Subsidiary Guarantors that may become a party hereto as provided herein. “Holdings”: Booz Allen Hamilton Holding Corporation, a Delaware corporation.

4 [[6137969]] “Obligations”: (i) in the case of the Borrower, the Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations. “Specified Cash Management Arrangement”: any cash management arrangement (a) entered into by (i) the Borrower or any other Guarantor and (ii) any Lender or any Affiliate thereof at the time such cash management arrangement was entered into, as counterparty, and (b) which has been designated by such Lender and the Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by the Borrower or such other Guarantor, as a Specified Cash Management Arrangement. The designation of any cash management arrangement as a Specified Cash Management Arrangement shall not create in favor of the Lender or Affiliate thereof that is a party thereto any rights in connection with the management or release of any of the obligations of any Guarantor under this Agreement. Any cash management arrangement in effect on the Tenth Amendment Effective Date that satisfies the requirements of clause (a) above and that was previously designated as a Specified Cash Management Arrangement shall constitute a Specified Cash Management Arrangement hereunder. “Specified Hedge Agreement”: any Hedge Agreement (a) entered into by (i) the Borrower or any Subsidiary Guarantor and (ii) any Person that was a Lender or any Affiliate thereof at the time such Hedge Agreement was entered into, as counterparty and (b) that has been designated by such Lender and the Borrower, by notice to the Administrative Agent, as a Specified Hedge Agreement. The designation of any Hedge Agreement as a Specified Hedge Agreement shall not create in favor of the Lender or Affiliate thereof that is a party thereto (or their successors or assigns) any rights in connection with the management or release of any of the obligations of any Guarantor under this Agreement. Any Hedge Agreement in effect on the Tenth Amendment Effective Date that satisfies the requirements of clause (a) above and that was previously designated as a Specified Hedge Agreement shall constitute a Specified Hedge Agreement hereunder. “Unfunded Advances/Participations” : (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.2 of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender and (b) with respect to any Issuing Lender, the aggregate amount, if any, of any participations in respect of Reimbursement Obligations that shall not have been funded by any L/C Participant in accordance with Section 3.4 of the Credit Agreement. “U.S. Governmental Authority” shall mean the government of the United States of America and any agency thereof. 1.2 Other Definitional Provisions. (a)The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. SECTION 2. GUARANTEE 2.1 Guarantee.

5 [[6137969]] (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent for the benefit of the Administrative Agent and the other Guaranteed Parties the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2). (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other other Guaranteed Party hereunder. (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (other than Borrower Hedge Agreement Obligations and Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations, provided that any Guarantor shall be released from its guarantee contained in this Section 2 as provided in Section 8.15. (e) No payment (other than payment in full) made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations shall have been paid in full (other than Borrower Hedge Agreement Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, provided that any Guarantor shall be released from its guarantee contained in this Section 2 as provided in Section 8.15. 2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Guaranteed Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Guaranteed Parties for the full amount guaranteed by such Guarantor hereunder.

6 [[6137969]] 2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Guaranteed Party against the Borrower or any other Guarantor or any guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Guaranteed Parties by the Borrower on account of the Borrower Obligations shall have been paid in full (other than the Borrower Hedge Agreement Obligations, the Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of such Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. 2.4 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any other Guaranteed Party may be rescinded by the Administrative Agent or such other Guaranteed Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, or all Lenders, or all Lenders directly and adversely affected thereby, as the case may be) may deem advisable from time to time, and any guarantee or right of set-off at any time held by the Administrative Agent or any other Guaranteed Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. 2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any other Guaranteed Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, with respect to the Loan Documents and the Administrative Agent and the other Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees, to the maximum extent permitted by applicable law, that the

7 [[6137969]] guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any other Guaranteed Party, or (c) any other circumstance whatsoever (other than a defense of payment or performance) (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Borrower Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. 2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. 2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim at the Funding Office. SECTION 3. [RESERVED] SECTION 4. REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower, each Guarantor hereby represents and warrants with respect to itself to each of the Administrative Agent and each other Guaranteed Party that: 4.1 Representations in Credit Agreement. In the case of each Subsidiary Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement to the extent they refer to such Subsidiary Guarantor or to the Loan Documents to which such Subsidiary Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and each of the Administrative Agent and each other Guaranteed Party shall be entitled to rely on each of them as

8 [[6137969]] if they were fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Subsidiary Guarantor’s knowledge. 4.2 Representations of Holdings. In the case of Holdings: (a) Holdings has the corporate power and authority to make and deliver this Agreement and perform its obligations hereunder. Holdings has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement. (b) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. (c) This Agreement has been duly executed and delivered on behalf of Holdings. This Agreement constitutes a legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing. (d) The execution, delivery and performance of this Agreement by Holdings will not (i) violate the organizational or governing documents of Holdings, (ii) except as would not reasonably be expected to have a Material Adverse Effect, violate any Requirement of Law binding on Holdings or any of its Subsidiaries or any Contractual Obligation of Holdings or any of its Subsidiaries or (iii) except as would not have a Material Adverse Effect, result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation. SECTION 5. COVENANTS Each Subsidiary Guarantor covenants and agrees with the Administrative Agent and the Lenders that subject to Section 8.15(b), from and after the date of this Agreement until the Obligations shall have been paid in full (other than indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated: 5.1 Covenants in Credit Agreement. In the case of each Subsidiary Guarantor, to the extent applicable, such Subsidiary Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Subsidiary Guarantor or any of its Subsidiaries. SECTION 6. REMEDIAL PROVISIONS 6.1 Application of Proceeds. If an Event of Default shall have occurred and be continuing and the Loans shall have been accelerated pursuant to Section 8 of the Credit Agreement, at any time at the Administrative Agent’s election, the Administrative Agent may apply any proceeds of the guarantee set forth in Section 2, in payment of the Obligations, and shall make any such application in the following order:

9 [[6137969]] First, to pay incurred and unpaid reasonable, out-of-pocket fees and expenses of the Administrative Agent under the Loan Documents; Second, towards the payment in full of all Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent and any Issuing Lender pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution); Third, towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Guaranteed Parties according to the amounts of the Obligations then due and owing and remaining unpaid to each of them; and Fourth, any balance of such proceeds remaining after the Obligations shall have been paid in full (other than contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, shall be paid over to the Borrower or to whomsoever shall be lawfully entitled to receive the same. SECTION 7. [RESERVED] SECTION 8. MISCELLANEOUS 8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement. 8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or at such other address pursuant to notice given in accordance with Section 10.2 of the Credit Agreement. 8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Guaranteed Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 8.4 Enforcement Expenses; Indemnification. Each Guarantor agrees to pay, and to save the Administrative Agent and the other Guaranteed Parties harmless from, any and all out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement,

10 [[6137969]] performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement. The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 8.5 Successors and Assigns. Subject to Section 8.15, this Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agentand and the other Guaranteed Parties and their successors and assigns; provided, that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent except as permitted under the Credit Agreement. 8.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Guaranteed Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor, any such notice being expressly waived by each Guarantor, to the extent permitted by applicable law, upon any amount becoming due and payable by each Guarantor (whether at the stated maturity, by acceleration or otherwise after the expiration of any applicable grace periods) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such other Guaranteed Party to or for the credit or the account of such Guarantor. Each of the Administrative Agent and the other Guaranteed Parties shall notify such Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. 8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic (i.e., “pdf”) transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. 8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Administrative Agent and the other Guaranteed Parties with respect to the subject matter hereof and thereof. 8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

11 [[6137969]] 8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents and any Letter of Credit to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court” and, together with the New York Supreme Court, the “New York Courts”), and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment and (ii) if all such New York Courts decline jurisdiction over any person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction; (b) consents that any such action or proceeding may be brought in the New York Courts and appellate courts from either of them, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.12 any special, exemplary, punitive or consequential damages (provided that such waiver shall not limit the indemnification obligations of the Guarantors to the extent such special, exemplary, punitive or consequential damages are included in any third party claim with respect to which the applicable Indemnitee is entitled to indemnification under Section 10.5 of the Credit Agreement). 8.13 Acknowledgements. Each Guarantor hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) neither the Administrative Agent nor any other Guaranteed Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and the other Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Administrative Agent and the Lenders or among the Guarantors and the Administrative Agent and the Lenders.

12 [[6137969]] 8.14 Additional Guarantors. Each Subsidiary of the Borrower that becomes a party to this Agreement shall become a Subsidiary Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto. 8.15 Releases. (a) At such time as the Obligations (other than Borrower Hedge Agreement Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due) shall have been paid in full in cash, the Commitments shall have been terminated and no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination. (b) A Subsidiary Guarantor shall be automatically released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, and the Administrative Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable to evidence the release of such obligations. All releases or other documents delivered by the Administrative Agent pursuant to this Section 8.15(b) shall be without recourse to, or warranty by, the Administrative Agent. (c) Obligations of Holdings hereunder shall terminate as set forth in Section 10.15 of the Credit Agreement. 8.16 WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE ADMINISTRATIVE AGENT AND EACH OTHER GUARANTEED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written. BANK OF AMERICA, N.A. as Administrative Agent By: /s/ Erik Truette _ Name: Erik Truette Title: Vice President

14 BOOZ ALLEN HAMILTON HOLDING CORPORATION, as Guarantor By /s/ Matthew A. Calderone _ Name: Matthew A. Calderone Title: Executive Vice President and Chief Financial Officer